UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 16, 2007

TEMPUR-PEDIC INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1713 Jaggie Fox Way
Lexington, Kentucky  40511
(Address of principal executive offices) (Zip Code)

(800) 878-8889
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results from Operations and Financial Condition

On October 18, 2007, Tempur-Pedic International Inc. (the “Company”) issued a press release to announce its financial results for the third quarter ended September 30, 2007, updated guidance for the 2007 fiscal year and a new stock repurchase authorization for $300 million.  This press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 16, 2007, the Board of Directors of the Company adopted the Second Amended and Restated By-laws of the Company (the “By-laws”) to allow for the issuance of uncertificated shares.  By being able to issue uncertificated shares, the Company may now participate in the Direct Registration System, which is currently administered by The Depository Trust Company.  The New York Stock Exchange has recently required that all NYSE-listed companies be eligible to participate in the Direct Registration System.  The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates. The amendment to the By-laws also provides that each registered stockholder shall be entitled to a stock certificate upon written request to the transfer agent or registrar of the Company.

The full text of the By-laws, as amended, is filed as Exhibit 3.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

The information furnished under Item 2.02 of this Form 8-K, including Exhibit 99.1 furnished herewith, is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description
3.1	Second Amended and Restated By-laws of the Registrant
99.1	Press Release dated October 18, 2007, entitled “Tempur-Pedic Reports Third Quarter Earnings”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2007
Tempur-Pedic International Inc.

	By:	/s/ H. Thomas Bryant
Name: H. Thomas Bryant
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
3.1	Second Amended and Restated By-laws of the Registrant
99.1	Press Release dated October 18, 2007, entitled “Tempur-Pedic Reports Third Quarter Earnings”